SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

                        Date of Report: December 1, 1999

                        (Date of earliest event reported)


                                  OXiGENE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                   000-21990                  13-3679168
----------------------------      ----------------        ----------------------
(State or other jurisdiction      (Commission File            (IRS Employer
     of incorporation)                 Number)            Identification Number)



One Copley Place, Suite 602, Boston, Massachusetts               02116
--------------------------------------------------              ----------
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:  (617) 536-9500

Item 5.  Other Materially Important Events

     On December 1, 1999, the Registrant issued a notice to registered holders of warrants, a copy of which is attached hereto as Exhibit 99.1, with respect to public warrants issued by the Registrant pursuant to the Warrant Agreement dated August 26, 1993, as amended.

     On December 2, 1999, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.2, announcing that the Company will be exercising its right to redeem the public warrants, which were due to expire on December 31, 1999.




Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits.

              99.1 Notice to Registered Holders of Warrants, dated December 1, 1999.

              99.2  Press release of the Registrant, dated December 2, 1999.

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned herewith duly authorized.

Date:  December 7, 1999                     OXiGENE, INC.
                                            (Registrant)


                                            By:  /s/ Bo Haglund
                                                 -------------------------------
                                                 Bo Haglund
                                                 Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit

   99.1  Notice to Registered Holders of Warrants, dated December 1, 1999.

   99.2  Press release of the Registrant, dated December 2, 1999.